Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - BOND FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      316,780,361.493                     12,515,143.315
Philip J. Carroll, Jr.               317,532,781.635                     11,762,723.173
Livio D. DeSimone                    317,227,806.999                     12,067,697.809
Barbara H. Fraser                    317,503,244.652                     11,792,260.156
Ira D. Hall                          317,468,728.057                     11,826,776.751
Heinz F. Hutter                      317,127,252.777                     12,168,252.031
Anne P. Jones                        317,241,134.236                     12,054,370.572
Stephen R. Lewis, Jr.                317,787,297.681                     11,508,207.127
Alan G. Quasha                       317,587,917.881                     11,707,586.927
Stephen W. Roszell                   317,762,950.030                     11,532,554.778
Alan K. Simpson                      316,345,795.641                     12,949,709.167
Alison Taunton-Rigby                 317,635,520.800                     11,659,984.008
William F. Truscott                  317,774,619.807                     11,520,885.001

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  290,373,192.684         27,361,805.604      11,560,506.520         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  154,081,206.942         15,322,488.306       6,056,913.286         0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  162,006,250.232          7,597,818.506       5,856,539.796         0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - EXTRA INCOME FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      316,780,361.493                     12,515,143.315
Philip J. Carroll, Jr.               317,532,781.635                     11,762,723.173
Livio D. DeSimone                    317,227,806.999                     12,067,697.809
Barbara H. Fraser                    317,503,244.652                     11,792,260.156
Ira D. Hall                          317,468,728.057                     11,826,776.751
Heinz F. Hutter                      317,127,252.777                     12,168,252.031
Anne P. Jones                        317,241,134.236                     12,054,370.572
Stephen R. Lewis, Jr.                317,787,297.681                     11,508,207.127
Alan G. Quasha                       317,587,917.881                     11,707,586.927
Stephen W. Roszell                   317,762,950.030                     11,532,554.778
Alan K. Simpson                      316,345,795.641                     12,949,709.167
Alison Taunton-Rigby                 317,635,520.800                     11,659,984.008
William F. Truscott                  317,774,619.807                     11,520,885.001

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  290,373,192.684         27,361,805.604      11,560,506.520         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  92,182,139.542           7,847,138.115       2,654,106.450         0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  96,356,502.060           3,382,844.308       2,944,037.739         0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - FEDERAL INCOME FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      316,780,361.493                     12,515,143.315
Philip J. Carroll, Jr.               317,532,781.635                     11,762,723.173
Livio D. DeSimone                    317,227,806.999                     12,067,697.809
Barbara H. Fraser                    317,503,244.652                     11,792,260.156
Ira D. Hall                          317,468,728.057                     11,826,776.751
Heinz F. Hutter                      317,127,252.777                     12,168,252.031
Anne P. Jones                        317,241,134.236                     12,054,370.572
Stephen R. Lewis, Jr.                317,787,297.681                     11,508,207.127
Alan G. Quasha                       317,587,917.881                     11,707,586.927
Stephen W. Roszell                   317,762,950.030                     11,532,554.778
Alan K. Simpson                      316,345,795.641                     12,949,709.167
Alison Taunton-Rigby                 317,635,520.800                     11,659,984.008
William F. Truscott                  317,774,619.807                     11,520,885.001

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  290,373,192.684         27,361,805.604      11,560,506.520         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  23,723,526.289           2,482,404.814       1,244,804.998         0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  25,405,058.233           1,024,954.882       1,020,722.986         0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - GLOBAL BOND FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      316,780,361.493                     12,515,143.315
Philip J. Carroll, Jr.               317,532,781.635                     11,762,723.173
Livio D. DeSimone                    317,227,806.999                     12,067,697.809
Barbara H. Fraser                    317,503,244.652                     11,792,260.156
Ira D. Hall                          317,468,728.057                     11,826,776.751
Heinz F. Hutter                      317,127,252.777                     12,168,252.031
Anne P. Jones                        317,241,134.236                     12,054,370.572
Stephen R. Lewis, Jr.                317,787,297.681                     11,508,207.127
Alan G. Quasha                       317,587,917.881                     11,707,586.927
Stephen W. Roszell                   317,762,950.030                     11,532,554.778
Alan K. Simpson                      316,345,795.641                     12,949,709.167
Alison Taunton-Rigby                 317,635,520.800                     11,659,984.008
William F. Truscott                  317,774,619.807                     11,520,885.001

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  290,373,192.684         27,361,805.604      11,560,506.520         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  21,363,036.862           1,671,618.691        666,120.513          0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  22,211,821.312            818,417.659         670,537.095          0.000

* Denotes Registrant-wide proposals and voting results.